EXHIBIT 99.1

Investor and Analyst Contact:	Media Contact:
Jeffrey S. Beyersdorfer	Gary Hanson
(915) 534-1400	(915) 534-1400
WESTERN REFINING TO PARTICIPATE IN
UPCOMING CONFERENCES
EL PASO, Texas — May 18, 2011 — Western Refining, Inc. (NYSE:WNR) announced today that Company management will participate in two upcoming events:

Event:	May 19, 2011
Morgan Stanley
Refining Corporate Access Day
New York City, NY

Event:	May 25-26, 2011
Macquarie Capital (USA), Inc.
Future of Energy 2011: Global Energy Conference
New York City, NY
The meeting materials will be available prior to the presentation on the Investor Relations section of Western Refining’s website at www.wnr.com. The materials will be archived and remain available until August 4, 2011.
About Western Refining
Western Refining, Inc. is an independent refining and marketing company headquartered in El Paso, Texas. Western operates refineries in El Paso, and Gallup, New Mexico. Western’s asset portfolio also includes refined products terminals in Albuquerque and Bloomfield, New Mexico and Yorktown, Virginia, asphalt terminals in Phoenix and Tucson, Arizona, Albuquerque, and El Paso, retail service stations and convenience stores in Arizona, Colorado, and New Mexico, a fleet of crude oil and finished product truck transports, and wholesale petroleum products operations in Arizona, California, Colorado, Nevada, New Mexico, Texas, and Utah. More information about the Company is available at www.wnr.com.
Forward Looking Statement
The presentations referenced in this release contain forward-looking statements which are protected as forward looking statements under the Private Litigation Securities Reform Act of 1995. The forward-looking statements contained herein include statements about future: crude oil slates at our refineries including our ability to run increased amounts of sour crude at our El Paso refinery; refined products supply and demand; refining margins, benchmark margins and crack spreads, gross margins or operating margins; local and domestic crude oil production growth; discounts of WTI priced crude oil to Brent priced crude oil; new pipeline infrastructure; profitability of crack spread hedging and the gains or losses associated therewith; our ability to successfully convert Yorktown to a terminal and storage operating model, enhancement and maximization of Yorktown’s storage and terminal facility, our ability to successfully negotiate third-party terminalling and storage services agreements and/or the sale of the terminal assets at Yorktown, our ability to achieve consistent EBITDA at Yorktown or our ability to resume refining operations at Yorktown; continued Wholesale customer relationships; continued growth in our Retail group’s operating income, ability of our Retail group to continue to sell most of our Gallup refinery’s production, and merchandise sales and future organic growth of the Retail group; future operational improvements at our Gallup refinery; acquisition of additional refining assets; our ability to recognize strategic alternatives for logistics assets; future reduction in working capital; our ability to utilize free cash flow to reduce debt; our ability to achieve a BB credit rating; continued reduced regulatory capital expenditures; future population growth in the Southwest; and continued reliable, safe, optimized and predictable refining operations. These statements are subject to the general risks inherent in our business. Our expectations may or may not be realized. Some of our expectations may be based upon assumptions or judgments that prove to be incorrect. In addition, Western’s business and operations involve numerous risks and uncertainties, many of which are beyond Western’s control, which could materially affect Western’s financial condition, results of operations and cash flows. Additional information relating to the uncertainties affecting Western’s business is contained in its filings with the Securities and Exchange Commission to which you are referred. The forward-looking statements are only as of the date made, and Western does not undertake any obligation to (and expressly disclaims any obligation to) update any forward looking statements to reflect events or circumstances after the date such statements were made, or to reflect the occurrence of unanticipated events.